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                                                                   EXHIBIT 10.40

This Note has not been registered under the Securities Act of 1933, as amended (the "Act'), and is not a "restricted security," as that term is defined in Rule 144 under the Act. This Note may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Borrower.

                         SUBORDINATED PROMISSORY NOTE

$2,500,000                                          Date: November 17, 1999
                                                    Due:  November 17, 2002

FOR VALUE RECEIVED, Nutrition For Life International, Inc., a Texas corporation ("NFLI") hereby promises to pay to the order of Pailla Reddy ("Reddy") at 51 Brooklyn, Westbury, New York 11590 or such other place of payment as Reddy may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Two Million, Five Hundred Thousand and 00/100 Dollars ($2,500,000) together with interest at seven percent (7%) per annum from the date of this Subordinated Promissory Note (the "Note") to maturity of each installment on the principal hereof remaining from time to time unpaid, such principal and interest to be paid in three installments, as follows:

(i) Principal of $1,000,000, plus interest, one year from the date of this Note,
(ii) principal of $1,000,000, plus interest, two years from the date of this Note, and (iii) principal of $500,000, plus interest, three years from the date of this Note.

Payments shall be applied first to accrued interest and then to unpaid principal. Interest shall be computed on the basis of a year consisting of twelve months of thirty days each. Prepayment may be made without penalty or premium.

THIS NOTE IS EXPRESSLY SUBJECT TO THE TERMS OF THAT CERTAIN CREDITOR AND SUBORDINATION AGREEMENT BY AND AMONG NFLI, REDDY AND WITH GENERAL ELECTRIC CAPITAL CORPORATION (THE "SENIOR LENDER") FOR THE BENEFIT OF SENIORLENDER. IN THE EVENT OF ANY CONTRADICTION OR INCONSISTENCY BETWEEN THIS NOTE AND THE CREDITOR AND SUBORDINATION AGREEMENT, THE TERMS OF THE CREDITOR AND SUBORDINATION AGREEMENT SHALL CONTROL.

NFLI waives presentment and demand for payment, notice of dishonor, protest and notice and protest and any other notice as permitted under the UCC or any applicable law.

                         NUTRITION FOR LIFE INTERNATIONAL, INC.

                         9101 Jameel
                         Houston, Texas 77040

                         Signature:  ________________________________________
                         Print Name: ________________________________________
                         Title:      ________________________________________